THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (II) ZBB ENERGY CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO ZBB ENERGY CORPORATION THAT EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

No. _____                                                              $________

                             ZBB ENERGY CORPORATION

                         15% CONVERTIBLE PROMISSORY NOTE

                                                            ___________ __, 2006

     ZBB Energy Corporation, a Wisconsin corporation (the "Company") with an address at N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin, USA 53051, for value received hereby promises to pay to the order of _____________________________________ (the "Holder"), or his or its registered assigns, the sum of ______________________________________ Dollars ($_________)
or such lesser amount as shall then be outstanding hereunder. The principal amount hereof shall be due and payable, together with any interest accrued thereon, upon the earlier to occur of (i) April 15, 2007 and (ii) the closing by the Company of an initial public offering of the Company's common stock, par value $0.01 per share (the "Common Stock") or other equity financing yielding minimum proceeds of Six Million Dollars ($6,000,000) (the "Equity Offering") (the earlier to occur of (i) and (ii) being, hereinafter, the "Maturity Date"). All amounts of principal and interest remaining due hereunder as of the closing of the Equity Offering shall, at the option of the Holder, (i) be payable in cash from the proceeds of the Equity Offering, or (ii) be convertible into shares of the Common Stock at a price per share equal to 50% of the initial offering price per share paid by investors in the Equity Offering in accordance with the provisions of Section 4 hereof.

     Payment for all amounts of cash or securities due hereunder shall be made by mail to the registered address of the Holder. The Holder has received and has executed, in connection with the purchase hereof, a subscription and investment representation agreement, dated of even date herewith (the "Purchase Agreement"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Purchase Agreement.

     The following is a statement of the rights of the Holder of this Note and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

     1. Definitions. As used in this Note, the following terms, unless the context otherwise requires, have the following meanings:

          (i) "Company" includes any corporation that may succeed to or assume the obligations of the Company under this Note.

          (ii) "Holder," when the context refers to a holder of this Note, shall mean any person who shall at the time be the registered holder of this Note.

     2. Interest. This Note shall bear interest at the annual rate of fifteen percent (15%) which shall accrue quarterly and be payable on the Maturity Date. Notwithstanding the foregoing, if this Note shall not be satisfied in full on the Maturity Date, this Note shall bear interest, commencing on the Maturity Date, at the rate of fifteen (15%) per annum, payable on the last day of each month following the Maturity Date, until such time as the entire unpaid principal amount of this Note, together with all interest accrued hereon shall have been paid in full.

     3. Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an "Event of Default"), the Holder of the Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable.

          (i) Default in the payment of the principal amount of this Note when due on the Maturity Date; or

          (ii) The failure of the Company, after expiration of all applicable grace periods to cure, to observe or perform any material term, covenant, or agreement contained in the Registration Rights Agreement; or

          (iii) The (A) merger, consolidation of the Company with or into any other entity, or the sale or all or substantially all of the assets of the Company to any other entity, in each case where the ability to elect the members of the board of directors of the Company or its successor in interest shall be vested in persons who are not presently shareholders of the Company (a "Sale of Control"), or (B) dissolution or termination of existence of the Company; or

          (iv) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, as applicable, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

          (v) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company, as applicable, or all orders or proceedings thereunder affecting the operations or the business of the Company, as applicable, stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company, as applicable, of any trustee, receiver or liquidator of the

     Company, as applicable, or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

          (vi) The cessation of the Company's business for more than thirty (30) days.

     4. Conversion.

          4.1 Voluntary Conversion. If the closing of the Equity Offering has occurred prior to April 15, 2007, the Holder of this Note shall have the right, at the Holder's option, at any time prior to the payment in full of the principal and accrued interest on this Note, to convert all or any portion of said principal and interest hereon, in accordance with the provisions of this
Section 4, into fully paid and non-assessable shares of Common Stock of the Company. The price per share (the "Conversion Price") into which this Note may be so converted shall be equal to fifty (50%) percent of the initial offering price per share paid by investors in the Equity Offering. In the event that the Equity Offering shall not have occurred by April 15, 2007, then the Holder of this Note shall have the right, at the Holder's option, at any time prior to the payment in full of the principal and accrued interest on this Note, to convert all or any portion of said principal and interest hereon, in accordance with the provisions of this Section 4, into fully paid and non-assessable shares of the Common Stock of the Company at a Conversion Price that shall be equal to 100% of the price per share at which the Company Common Stock shall then be trading on the Australian Stock Exchange, Ltd. In either event, the number of shares of Common Stock into which this Note may be converted (the "Conversion Shares") shall be determined by dividing the principal amount of the Note by the Conversion Price.

          4.2 Notice of Conversion. If the Holder elects to convert this Note into shares of Common Stock, it shall, within thirty days of the Maturity Date, surrender this Note at the principal office of the Company and shall give written notice by certified or registered mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to Section 4.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued (the "Conversion Notice"). The Company shall, as soon as practicable thereafter (but in no event more than five (5) Business Days), issue and deliver at such office to the Holder of this Note a certificate or certificates for the number of shares of Common Stock to which the Holder of this Note shall be entitled as aforesaid. Such conversion shall be deemed to have been made on the date of the Conversion Notice, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

          4.3 Delivery of Stock Certificates. As promptly as practicable after the conversion of this Note (but in no event more than five (5) Business Days after delivery of the Conversion Notice and surrender of this Note for conversion), the Company at its expense will issue and deliver to the Holder of this Note a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion (bearing such legends as are required by the Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. In addition to the foregoing, in the event that the shares of Common Stock of the Company shall not then be traded on a U.S. National Securities Exchange, the Holder of this Note may convert all or a portion of this Note and receive CUFS or the equivalent of American Depositary Receipts representing freely tradable beneficial interests in the Company's Common Stock.

          4.4 Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of the Company issuing any fractional shares to the Holder upon the conversion of this Note, the Company shall pay to the Holder an amount in cash applicable to such fractional shares. In addition, in the event and to the extent that less then the entire principal amount of this Note is converted, the Company shall either deliver to the Holder a new Note in principal amount equal to the unconverted portion thereof, or on the Maturity Date pay to the Holder a cash payment equal to the unconverted principal amount of this Note. Upon full conversion of this Note, the Company shall be forever released from all of its obligations and liabilities under this Note.

     5. Conversion Price Adjustments.

          5.1 Adjustments for Stock Splits and Subdivisions. In the event the Company should at any time or from time to time after the date of issuance hereof fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents, then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of this Note shall be appropriately decreased so that the number of shares of Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

          5.2 Adjustments for Reverse Stock Splits. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a reverse stock split or other combination of the outstanding shares of Common Stock, then, following the record date of such reverse split or combination, the Conversion Price for this Note shall be appropriately increased and that the number of Conversion Shares of Common Stock issuable on conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

     6. Notices of Record Date, etc. In the event of:

          6.1 Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          6.2 Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

          6.3 Any voluntary or involuntary dissolution, liquidation or winding up of the Company, then the Company will mail to the holder of this Note at least ten (10) business days prior to the earliest date specified therein, a notice specifying:

               6.3.1 The date on which any such record is to be taken for the purpose of such right, and the amount and character of such right; and

               6.3.2 The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

     7. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     8. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     9. No Stockholder Rights. Nothing contained in this Note shall be construed as conferring upon the Holder or any other person the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company; and no interest shall be payable or accrued in respect of the Conversion Shares obtainable hereunder until, and only to the extent that, this Note shall have been converted.

     10. Prepayment. Prior to the Maturity Date, this Note may be prepaid by the Company in whole or in part, without prepayment penalty or premium of any kind.

     11. Assignment. Subject to the restrictions on transfer described in
Section 13 below, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

     12. Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the holders of at least a majority of the face amount of all then outstanding Notes issued pursuant to the Purchase Agreement.

     13. Transfer of This Note. With respect to any offer, sale or other disposition of this Note, the Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Holder's counsel reasonably acceptable to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company shall notify such Holder that such Holder may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 13 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

     14. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given on the date of service if personally served on the party to whom such notice is to be given, on the date of transmittal of service via telecopy to the party to whom notice is to be given (with a confirming copy delivered within 24 hours thereafter), or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified mail, postage prepaid, or via a recognized overnight courier providing a receipt for delivery and properly addressed at the respective addresses of the parties as set forth herein. Any party hereto may by notice so given change its address for future notice hereunder.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, excluding that body of law relating to conflict of laws.

     16. Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

     [signature page follows]

     IN WITNESS WHEREOF, the Company has caused this Note to be issued this _____ day of April 2006.

                                         ZBB ENERGY CORPORATION


                                         By:
                                             -----------------------------------
                                             Name: Robert Parry
                                             Title: President and Chief
                                                    Executive Officer

                                    EXHIBIT A

                                 FORM OF WARRANT

                                    EXHIBIT B

                              NOTICE OF CONVERSION

                   (To Be Signed Only Upon Conversion of Note)

     The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of ZBB Energy Corporation, or its successor-in-interest, to the extent of $__________ unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, _____________, whose address is
______________________

Dated:
       -------------------------------


                                         ---------------------------------------
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Note)


                                         ---------------------------------------
                                                        (Address)